SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 F O R M 8 - K/A


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) June 14, 2000
                                                          ______________

                          Euroweb International Corp.
                         _____________________________
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                   __________
                 (State or other jurisdiction of incorporation)


                    1-1200                      13-3696015
                   ________                     ___________
           (Commission File Number)      (IRS Employer Identification No.)


                445 Park Avenue, 15th Floor, New York, NY 10022
                _________________________________________________
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (212) 758 9870
                                                          _______________


                                      N/A
                                     _____
         (Former name or former address, if changed since last report)

                                      8K/A

                         INFORMATION INCLUDED IN REPORT


ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

        The following financial statements and pro forma financial information omitted from the Company's Report on Form 8-K for the event dated
        June 14, 2000 filed with the Commission on June 27, 2000, in reliance upon instructions 7(a) and 7(b) on Form 8-K, are filed herewith


(a)     Financial Statements of business acquired

        1. Financial statements for Euroweb Romania S.A. (formerly known as "Mediator S.A.") as of and for the year ended December 31, 1999.
        2. Interim Financial Statements for Euroweb Romania S.A. as of June 30,
          2000 and for the six months period ended June 30, 2000, and 1999.

(b)     Unaudited Pro Forma condensed consolidated financial information

        1.Unaudited pro forma condensed consolidated balance sheet as of June 30, 2000.
        2.Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1999 and for the six months period ended June 30, 2000.

                              Euroweb Romania S.A.

                              Financial Statements

                                December 31, 1999

                   (With Independent Auditors' Report thereon)

                              Euroweb Romania, S.A.

                              Financial Statements

                                December 31, 1999


                                Table of Contents





                                                                  Page

Independent Auditors' Report                                       F-1

Balance Sheet                                                      F-2

Statement of Operations                                            F-3

Statement of Changes in Stockholders' Equity                       F-4

Cash Flow Statement                                                F-5

Notes to Financial Statements                                      F-6

Interim Financial Statements as of June 30, 2000 and For the Six
Month Periods ended June 30, 2000 and 1999                         F-13

                          Independent Auditors' Report


The Board of Directors
Euroweb Romania, S.A.:


We have audited the accompanying balance sheet of Euroweb Romania S.A. (the "Company") as of December 31, 1999 and the related statement of operations, stockholders' equity and cash flows for the year ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with International Standards on Auditing, which are substantially the same as those followed in the United States. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Euroweb Romania S.A. as of December 31, 1999, and the results of its operations and its cash flows for the year ended December 31, 1999, in conformity with generally accepted accounting principles in the United States.




KPMG Romania SRL
18 August 2000


Madeline Alexander
Audit Partner

                              EUROWEB ROMANIA, S.A.

                                  Balance Sheet

                                December 31, 1999


                                     Assets

Current assets:
     Cash and cash equivalents                                                             $          51,841
     Trade accounts receivable, less allowance for
     doubtful accounts of $0                                                                           9,556
     Inventories                                                                                       4,649
     Deferred taxes (note 6)                                                                             667
     Other current assets (note 3)                                                                     7,772
                                                                                               ----------------

                                     Total current assets                                             74,485
                                                                                               ----------------

     Property and equipment (note 4)                                                                 175,364
                                                                                               ----------------

                                     Total assets                                          $         249,849
                                                                                               ================

                      Liabilities and Stockholders' Equity

Current liabilities:
     Trade accounts payable                                                                $          30,072
     Other liabilities (note 5)                                                                      33,930
     Taxes payable                                                                                    26,595
     Accrued expenses                                                                                  6,133
                                                                                               ----------------

                                     Total liabilities                                                96,730
                                                                                               ----------------

Stockholders' equity:
     Common stock, ROL 5,000 par value.  Authorized 80,000 shares; issued
      and outstanding 80,000 shares                                                                   31,181
     Retained earnings (note 8)                                                                      121,938
                                                                                               ----------------

                                     Total stockholders' equity                                      153,119
                                                                                               ----------------

                                     Total liabilities and stockholders' equity            $         249,849
                                                                                               ================


See accompanying notes to financial statements.

                                     EUROWEB ROMANIA, S.A.

                                    Statement of Operations

                                 Year ended December 31, 1999






Sales (note 9)                                                    $                   438,291
Cost of sales and services                                                           (268,009)
                                                                        ------------------------

                           Gross profit                                               170,282

General, selling and administrative expenses (note 10)                                (25,675)
Depreciation                                                                          (37,353)
                                                                        ------------------------
                                                                                      107,254

Other income (expenses):
         Other operating income                                                           455
         Interest income                                                                  516
         Foreign currency translation                                                  27,272
                                                                        ------------------------

                           Income before taxes                                        135,497

Income tax expense (note 6)                                                           (27,939)
                                                                        ------------------------

                           Net income                             $                   107,558
                                                                        ========================
Basic earnings per share                                          $                      2.27
                                                                        ========================
Weighted average number of common shares outstanding used
in basic EPS calculation                                           $                   47,288
                                                                        =======================


See accompanying notes to financial statements.

                             EUROWEB ROMANIA, S.A.

                  Statement of Changes in Stockholders' Equity

                                December 31, 1999





                                                      Common                      Retained                  Total
                                                      stock                       earnings                 Stockholders' Equity
                                                     ---------------------   -----------------    -----------------------------

Balance at December 31, 1998                      $   12,373                        14,380                  26,753

Issuance of 60,000 ordinary shares at
            USD 0.31 per share                        18,808                          -                     18,808

Net income                                               -                          107,558                 107,558
                                                     ----------------------   ----------------    -------------------------------

Balance at December 31, 1999                      $   31,181                       121,938                  153,119
                                                     ======================   =================    ===============================


See accompanying notes to financial statements.

                              EUROWEB ROMANIA, S.A.

                             Statement of Cash Flows

                          Year ended December 31, 1999




    Net income                                                                    $              107,558
    Adjustments to reconcile net income to net cash provided by operating activities:
    Depreciation                                                                                  37,353
    Deferred taxes                                                                                  (667)
    Increase in trade accounts receivable                                                         (1,157)
    Increase in inventories                                                                       (4,649)
    Decrease in other current assets                                                              17,882
    Decrease in trade accounts payable                                                           (21,387)
    Increase in taxes payable                                                                     18,035
    Decrease in other liabilities                                                                 (2,596)
    Decrease in accrued expenses                                                                   6,133
                                                                                      ---------------------
Cash flows from operating activities                                                             156,505
                                                                                      ---------------------

Investing activities:
    Purchase of property and equipment                                                           (164,858)
                                                                                      ---------------------

Cash flows used in investing activities                                                          (164,858)

Financing activities:
    Proceeds from issuance of share capital                                                       18,808
                                                                                      ---------------------
    Cash flows from used in financing activities                                                  18,808
                                                                                      ---------------------

                                    Net increase in cash and cash equivalents                     10,455

Cash and cash equivalents at the beginning of the year                                            41,386
                                                                                      ---------------------

Cash and cash equivalents at the end of the year                                  $               51,841
                                                                                      =====================

Interest received                                                                                  1,504
Taxes paid                                                                                       (10,571)


See accompanying notes to financial statements.

                              EUROWEB ROMANIA, S.A.

                          Notes to Financial Statements

                                December 31, 1999

(1)    Background and principal activities

        Euroweb Romania S.A. ("the Company"), formerly Mediator S.A., was registered with the Romanian Trade Register as a joint-stock company in March 1998, but the activity started in November 1998. Euroweb International Corporation acquired 100% of the shares in June 2000.

        Euroweb Romania S.A. offers a wide range of products and services like internet subscriptions, hosting services and sales of modems, routers and related devices to customers, being one of the market leaders in this industry. Currently, the Company has around 8,500 subscribers according to a market survey published in the Economic Daily and has a developed network in 43 cities in Romania.


(2)    Significant Accounting Policies and Practices

        The significant accounting policies adopted in the preparation of the financial statements of the Company are set out below.

       (a)    Basis of Presentation

          These financial statements have been prepared in accordance with generally accepted accounting principles in the United States.

       (b)    Reporting Currency

          The Company's reporting currency is the U.S. dollar.

       (c)    Functional Currency

          The Company conducts business and maintains its accounts in the Romanian Lei ("ROL"). Romania is considered highly-inflationary and, therefore, the U.S. dollar is used as the functional currency. The Company's financial statements presented in ROL are remeasured into U.S. dollars using the following policies.

o Monetary assets and liabilities are remeasured into the functional currency using the exchange rate at the balance sheet date.

o Non-monetary assets and liabilities are remeasured into the functional currency using historical exchange rates.

o Revenues, expenses, gains and losses are remeasured into the functional currency using the average exchange rate for the period, except for revenues and expenses related to non-monetary items that are remeasured using historical exchange rates.

        The translation adjustment is recorded in the statement of operations in the caption "Foreign currency translation."

        On December 31, 1999, the exchange rate was ROL 18,255 per $1.00.

       (d)    Cash Equivalents

        For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

       (e)    Estimates

        Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

       (f)    Inventories

        Inventories are stated at the lower of cost and net realizable value. Net realizable value is the estimated selling price in the ordinary course of business, less selling expenses.

        Cost is determined using the first-in first-out principle.

       (g)    Property and Equipment

        Depreciation of property and equipment is calculated on the straight-line method over the estimated useful lives of the assets as follows:

o        Computers and other hardware                3 years

o        Vehicles                                    5 years

o        Furniture and fixtures                      5 to 10 years

       (h)    Revenue Recognition

        Sales are recorded at the time goods are sold, and services rendered, to third parties exclusive of value-added-taxes.

        No revenue is recognized if there are significant uncertainties regarding recovery of the consideration due, associated costs or the possible return of goods.

       (i)    Deferred Taxes

        The Company accounts for income taxes in accordance with SFAS No.
        109 "Accounting for Income Taxes". Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statement of operations in the period that includes the enactment date.

       (j)    Earnings per Share

        Basic earnings per share is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the effect of common shares issued upon exercise of stock options and warrants. The Company has not presented diluted earnings per share because no common stock equivalents were outstanding during the year ended December 31, 1999.


(3)    Other Current Assets

        Accrued revenue                             $         2,684
        Value-Added-Taxes receivable                          5,088
                                                       ---------------

             Total other current assets             $         7,772
                                                       ===============


(4)    Property and Equipment


                                                      December 31, 1999
                                   --------------------------------------------------------
                                                         Accumulated          Net book
                                                        depreciation
                                        Cost            depreciation            value
                                   ---------------- ---------------------- ----------------
                                   ---------------- ---------------------- ----------------

Computers and other hardware    $         187,552                32,766           154,786
Vehicles                                   24,957                 4,575            20,382
Fixtures and fittings                         208                    12               196
                                   ---------------- ---------------------- ----------------
                                   ---------------- ---------------------- ----------------

          Total                 $         212,717                37,353           175,364
                                   ================ ====================== ================

(5)    Other Liabilities


Due to shareholders                                   $        21,912
Deferred income                                                 5,390
Others                                                          6,628
                                                        -----------------

         Total other liabilities                      $        33,930
                                                        =================

(6)    Income Taxes

       Income tax expense attributable to income from continuing operations of:


Current tax expense                                  $         28,606
Deferred tax revenue                                            (667)
                                                         --------------

             Total income tax expense                $         27,939
                                                         ==============

        The statutory corporate tax rate for the year ended December 31, 1999 was 38%. The statutory corporate tax rate effective January 2000 is 25%.

        Income tax expense attributable to income from continuing operations was $27,939 for the year ended December 31, 1999 and differed from the amounts computed by applying the statutory corporate income tax rate of 38% to pretax income from continuing operations as a result of the following:

        Computed "expected" tax expense                        $        51,489
        Increase (reduction) in income taxes resulting from:

      Timing differences                                                   667
      Permanent differences                                            (24,045)
      Other, net                                                          (172)
                                                               ---------------
                                                               $        27,939
                                                               ===============


        The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 1999 are presented below.

        Deferred tax assets:


      Inventory                                                $           (10)

      Deferred income                                                      677

                                                                ---------------
                                                                ---------------
                              Total gross deferred tax assets              667

                 Less valuation allowance                                   -
                                                                ---------------
                                                                ---------------

                              Net deferred tax assets         $           667
                                                                ===============
                                      F-9

(7)    Fair Value of Financial Instruments

        The fair value of cash and cash equivalents, trade accounts receivable, trade accounts payable, other liabilities and taxes payable approximate fair value because of the short maturity of these instruments.

(8)   Retained Earnings

        Retained earnings are not available for distribution as dividends as there are no distributable retained earnings for Romanian statutory financial statements.


(9)    Sales


Revenues from services                           $       341,117
Revenues from goods sold                                  97,174
                                                   ----------------

          Total sales                            $       438,291
                                                   ================


(10)   General, Selling and Administrative Expenses


Wages and salaries                                           $         8,159
Social security contributions                                          3,392
Debts to state budget                                                  6,628
Rent expenses                                                          4,344
Advertising expenses                                                   1,214
Other                                                                  1,938
                                                               ---------------
                                                               ---------------

     Total general, selling and administrative expenses      $        25,675
                                                               ===============

(11)   Commitments and Contingencies

        The Directors are not aware of any commitments or contingencies at December 31, 1999.

        The Company is not involved in any material litigation at December 31, 1999.

        Romanian Legal Environment

        The legislation and fiscal environment in Romania and their implementation into practice change frequently and are subject to different interpretations by various Ministries of the Government. The Romanian government has a number of agencies that are authorized to conduct audits ("controls") of Romanian companies as well as foreign companies doing business in Romania. These controls are similar in nature to tax audits performed by taxing authorities in many countries, but may extend not only to tax matters, but to other legal or regulatory matters in which the applicable agency may be interested. In addition, the agencies conducting these controls appear to be subject to significantly less regulation and the company under review appears to have significantly less practical safeguards than is customary in many countries.

        Management believes that it has adequately provided for tax liabilities in the accompanying financial statements; however, the risk remains that tax authorities could take different positions with regard to interpretation and the effect could be significant.

(12)   Related Parties

        Other liabilities includes a balance due to Mr. Gheorghe Rusu amounting to USD 21,912 as of December 31, 1999.

(13)   Recently Issued Accounting Standards

        In December 1999, the Securities and Exchange Commission released Staff Accounting Bulletin No. 101, Revenue Recognition in
        Financial Statements (SAB101), providing the staff's views in applying generally accepted accounting principles to selected revenue recognition issues. For companies such as Euroweb Romania S.A., with fiscal years that begin between December 16, 1999 and March 15, 2000, portions of SAB 101 become effective for the fourth quarter of 2000. The Company believes that adopting these portions of SAB 101 will not have a material effect on the Company's financial position or overall trends in results of operations.

        The Financial Accounting Standards Board ("FASB") Statement No. 137, "Accounting for Derivative Instruments and Hedging
        Activities - Deferral of the Effective Date of FASB Statement No. 133, an Amendment of FASB Statement No. 133" ("Statement
        137") was issued in June 1999. Statement 137 defers the effective date of FASB 133, "Accounting for Derivative Instruments and
        Hedging Activities" ("Statement 133") for one year. Statement 133 generally requires that changes in fair value of a derivative be recognized currently in earnings unless specific hedge accounting criteria are met. The Company does not expect the adoption of Statement 133 to have a significant impact on its financial statements.

                              EUROWEB ROMANIA, S.A.

                             Interim Balance Sheet

                                  June 30, 2000

                                  (Unaudited)

                                     Assets

Current assets:
     Cash and cash equivalents                            $       57,044
     Trade accounts receivable, less allowance                    30,063
     for doubtful accounts of $0
     Inventories                                                  10,576
     Deferred taxes                                                4,319
     Other current assets                                          8,842
                                                                --------------
                                                                --------------

                  Total current assets                           110,844
                                                                --------------

     Property and equipment                                      158,704

                  Total assets                            $      269,548
                                                               ==============

                                Liabilities and Stockholders' Equity

Current liabilities:
     Trade accounts payable                                        25,801
     Other liabilities                                             13,016
     Taxes payable                                                 26,831
     Accrued expenses                                              20,554
                                                                --------------
                                                                --------------

                  Total liabilities                                86,202
                                                                --------------

Stockholders' equity:
     Common stock, ROL 5,000 par value.  Authorized 292,050 shares;
        issued and outstanding 292,050 shares                      81,181
     Retained earnings                                            102,165
                                                                --------------

                  Total stockholders' equity                      183,346
                                                                --------------

                  Total liabilities and stockholders' equity $    269,548
                                                                ==============

See accompanying notes to interim financial statements.

                              EUROWEB ROMANIA, S.A.

                        Interim Statements of Operations

                    For the six months ended June 30, 2000 and 1999

                                  (Unaudited)


                                                                                         2000             1999
                                                                                        ---------------   --------------
                                                                                        ---------------   --------------


Sales                                                                                $       340,111          189,636
Cost of sales and services                                                                  (256,767)        (100,570)
                                                                                        ---------------   --------------

Gross profit                                                                                  83,344           89,066

General, selling and administrative expenses                                                 (53,994)          (9,436)
Depreciation                                                                                 (36,112)         (12,581)
                                                                                        ---------------   --------------
                                                                                              (6,762)          67,049
Other income (expenses):
Other operating income                                                                           657              211
Other operating expenses                                                                     (10,220)               -
Interest income                                                                                1,429              177
Foreign currency translation (loss) gain                                                      (1,947)          14,933
                                                                                        ---------------   --------------

Income (loss) before taxes                                                                   (16,843)          82,370

Income tax expense                                                                            (2,930)          (1,630)
                                                                                        ---------------   --------------

Net income (loss)                                                                      $     (19,773)     $    80,740
                                                                                        ===============   ==============
Basic earnings (loss) per share                                                        $      (0.22)      $     4.04
                                                                                        ===============    ===============

Weighted average number of common shares outstanding used in
  basic EPS calculation                                                                       89,231           20,000
                                                                                        ===============    ===============

See accompanying notes to interim financial statements.

                               EUROWEB ROMANIA, S.A.

                        Interim Statements of Cash Flows

                 For the six months ended June 30, 2000 and 1999

                                   (Unaudited)

                                                                                                Six months ended
                                                                                                 June 30
                                                                                   ------------------------------------
                                                                                        2000                1999
                                                                                   ----------------    ----------------

       Net income (loss)                                                         $         (19,773) $         80,740
       Adjustments to reconcile net income to net cash provided by operating activities:
            Depreciation                                                                    36,112            12,581
            Loss on sale of property and equipment                                          17,886                -
            Deferred taxes                                                                  (3,652)             (696)
            Increase in trade accounts receivable                                          (20,507)           (2,062)
            Increase in inventories                                                         (5,927)               -
            Decrease in other current assets                                                (1,070)           21,310
            Decrease in trade accounts payable                                              (4,271)          (17,466)
            Increase in taxes payable                                                          236            (6,518)
            Decrease in other liabilities                                                  (20,914)          (11,267)
            Decrease in accrued expenses                                                    14,421             2,210
                                                                                   ----------------    ----------------

Cash flows from operating activities                                                        (7,459)           78,832
                                                                                   ----------------    ----------------

Investing activities:
    Purchase of property and equipment                                                     (37,338)           (89,705)
                                                                                   ----------------    ----------------

Cash flows used in investing activities                                                    (37,338)           (89,705)
                                                                                   ----------------    ----------------

Financing activities:
    Proceeds from issuance of share capital                                                50,000                -
                                                                                   ----------------    ----------------

    Cash flows from used in financing activities                                           50,000                -
                                                                                   ----------------    ----------------

                   Net increase in cash and cash equivalents                                5,203             (10,873)

Cash and cash equivalents at the beginning of the period                                   51,841              41,386
                                                                                   ----------------    ----------------

Cash and cash equivalents at the end of the period                              $          57,044       $      30,513
                                                                                   ================    ================

Interest received                                                               $           1,428       $         605
                                                                                   ================    ================
Tax paid                                                                        $          (6,346)      $      (8,844)
                                                                                   ================    ================


See accompanying notes to interim financial statements.


                                EUROWEB ROMANIA, S.A.

                     Notes to Interim Financial Statements

                             June 30, 2000 and 1999

                                  (Unaudited)


(1)    Basis of Presentation

        The accompanying unaudited Consolidated Financial Statements were prepared in accordance with the instructions for Form 10-QSB and, therefore, do not include all disclosures necessary for a complete presentation of financial condition, results of operations, and cash flows in conformity with generally accepted accounting principles. All adjustments which are, in the opinion of management, of a normal recurring nature and are necessary for a fair presentation of the interim financial statements, have been included. The results of operations for the period ended June 30, 2000 are not necessarily indicative of the results that may be expected for the entire fiscal year or any other interim period.

(2)    Earnings per Share

        Basic earnings per share is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the effect of common shares issued upon exercise of stock options and warrants. The Company has not presented diluted earnings per share because no common stock equivalents were outstanding during the six month periods ended June 30, 2000 and 1999.


(3)    Subsequent Event

        On June 14, 2000, the Company was purchased by Euroweb International Corporation. On June 23, 2000, the company sold an additional 212,050 shares with a par value of ROL 5,000 per share.

                           EUROWEB INTERNATIONAL CORP.
                            AND EUROWEB ROMANIA, S.A.

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Contents

                                                                 Page:

Basis of Preparation                                                 3

Unaudited Pro Forma Consolidated Balance Sheet                       4

Unaudited Pro Forma Consolidated Statements of Operations            5-6

Notes to Unaudited Pro Forma Consolidated Financial Statements       7

                          EUROWEB INTERNATIONAL CORP.
                            AND EUROWEB ROMANIA, S.A.

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                             Basis of Preparation

On June 14, 2000 the Company acquired from six shareholders 100% of the common shares of Euroweb Romania S.A. (formerly Mediator S.A.) for cash consideration of USD$2,040,000 and a note payable to the selling shareholders of USD$540,000. The Company also incurred expenditures directly related to the acquisition of USD$29,712 which are considered part of the purchase price. The acquisition was accounted for under the purchase method of accounting.

The following Unaudited Pro Forma Condensed Consolidated Financial Statements are based on the historical financial statements of Euroweb International Corporation and the historical financial statements of Euroweb Romania S.A. adjusted to give effect to the acquisition of Euroweb Romania S.A.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2000 gives effect to the acquisition of Euroweb Romania S.A. as if it had occurred as of June 30, 2000. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 1999 and for the six month period ended June 30, 2000 give effect to the acquisition of Euroweb Romania S.A. as if it had occurred as of January 1, 1999. The pro forma adjustments are described in the accompanying notes are based upon available information and certain assumptions that management believes are reasonable.

                        EUROWEB INTERNATIONAL CORPORATION
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30, 2000




                                                       Euroweb    Euroweb Romania
                                                 International        S.A.             Pro Forma           Pro Forma
                                                    Corporation                       Adjustments           Combined

Cash and cash equivalents                           $ 3,892,674          $ 57,044            $ -          $ 3,949,718
Investment in securities                             14,044,652                 -              -           14,044,652
Other current assets                                  1,094,673            53,800              -            1,148,473
                                                    ___________          ________    ___________         ____________
      Current assets                                 19,031,999           110,844              -           19,142,843

Goodwill, net                                         5,196,087                 -      2,416,019  (A)       7,612,106
Prepaid investment in pending acquisitions            4,220,838                 -    (2,599,365)  (A)       1,621,473
Other non current assets                              2,268,171           158,704            -              2,426,875
                                                    ___________          ________    ___________          ___________
       Non current assets                            11,685,096           158,704      (183,346)           11,660,454

                                                   $ 30,717,095         $ 269,548    $ (183,346)         $ 30,803,297
                                                   ============         =========    ===========         ============


 Liabilities                                        $ 1,620,876          $ 86,202            $ -          $ 1,707,078
                                                    ___________          ________     __________          ___________
       Total liabilities                              1,620,876            86,202              -            1,707,078

Common stock                                             23,268            81,181       (81,181)  (A)          23,268
Additional paid-in capital                           47,086,539                 -              -           47,086,539
Accumulated earnings/(deficit)                     (17,869,574)           102,165      (102,165)  (A)    (17,869,574)
Accumulated other comprehensive (loss)                (144,014)                 -              -            (144,014)
                                                    ___________          ________     __________          ___________
      Stockholders equity                            29,096,219           183,346      (183,346)           29,096,219

                                                    $30,717,095          $269,548     $(183,346)          $30,803,297
                                                   ============          ========     ==========          ===========





See notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                        EUROWEB INTERNATIONAL CORPORATION
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATION
                      FOR THE YEAR ENDED DECEMBER 31, 1999




                                                       Euroweb    Euroweb Romania
                                                 International       S.A.              Pro Forma            Pro Forma
                                                    Corporation                      Adjustments             Combined

Revenue                                             $ 1,233,567         $ 438,291            $ -          $ 1,671,858
Network and related costs                               628,880           268,009              -              896,889
                                                    ___________         _________       _________         ___________
     Gross margin                                       604,687           170,282              -              774,969
Depreciation and amortization                           489,434            37,353        483,204  (B)       1,009,991
Expenses                                              1,279,440           (2,568)         29,584  (C)       1,306,456
                                                    __________          _________      _________          ___________
     Income (Loss) from operation                   (1,164,187)           135,497      (512,788)          (1,541,478)
Income taxes and minority interest                        8,021            27,939              -               35,960
(Loss) from discontinued operation                     (50,858)                 -              -             (50,858)
                                                   ____________         _________     __________       ______________

     Net income/(loss)                            $ (1,223,066)         $ 107,558     $(512,788)       $  (1,628,296)
                                                  ============          =========     ==========       ==============


     Net (loss) per share                              $ (.14)                                              $ (.19)

Weighted average shares outstanding                   8,593,000                                             8,593,000














See notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                        EUROWEB INTERNATIONAL CORPORATION
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATION
                  FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2000





                                                       Euroweb    Euroweb Romania
                                                 International           S.A.         Pro Forma            Pro Forma
                                                    Corporation                      Adjustments             Combined

Revenue                                             $ 1,650,039         $ 340,111            $ -          $ 1,990,150
Network and related costs                               717,971           256,767              -              974,738
                                                    ___________         _________       ________          ___________
    Gross margin                                        932,068            83,344              -            1,015,412
Depreciation and amortization                           684,032            36,112        241,602  (B)         961,746
Expenses                                              1,097,518            64,075         10,153  (C)      1,171,746
                                                    ___________         _________      _________          ___________
    Loss from operation                               (849,482)          (16,843)      (251,755)          (1,118,080)
Income taxes and minority interest                       36,347             2,930             -               39,277
                                                    ___________         _________     __________        _____________

    Net loss                                        $ (885,829)        $ (19,773)    $ (251,755)        $ (1,157,357)
                                                    ==========         ==========    ===========        =============

    Net (loss) per share                               $ (.04)                                              $ (.06)

Weighted average shares outstanding                  20,157,361                                            20,157,361













See notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Notes:


(A) To reflect the excess of acquisition cost over the estimated fair value of net assets acquired (goodwill). The purchase price, purchase-price allocation, and financing of the transaction are summarized as follows:



     Purchase price paid as:
        Cash paid                                                                                $ 2,040,000
        Fair value of note payable to selling shareholder                                            479,653
        Acquisition expenditures incurred                                                             29,712
                                                                                                 ___________
     Total purchase consideration                                                                  2,549,365

     Allocated to:
       Fair value of  Euroweb Romania S.A.'s
       assets and liabilities                                                                      $ 133,346
                                                                                                 ___________

     Excess purchase price over allocation to identifiable
     assets and liabilities (Goodwill)                                                           $ 2,416,019
                                                                                                 ===========




(B) To reflect the increase in amortization expense due to the amortization of goodwill on a straight-line basis over 5 years.

(C) To reflect the amortization of the discount that resulted from recording the note payable to selling shareholder at fair value.

(D) No adjustments were made to reflect the income tax effect of increased amortization of goodwill and discount on note payable to selling shareholder since Euroweb International Corporation has significant net operating loss carryforwards and, therefore, does not expect to have taxable income in the foreseeable future.

(E) No business transactions took place between Euroweb International Corporation and Euroweb Romania S.A.(formerly Mediator S.A.) other than those eliminated in the financial statements above.

                                  SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Euroweb International Corp.
                                        445 Park Avenue
                                        New York, NY 10022
                                        (Registrant)



                                        By: /s/ Frank R. Cohen
                                           ________________________
                                        Frank R. Cohen
                                        Chief Financial Officer and
                                        Chairman of the Board





Date:   August 28, 2000
        New York, New York


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